UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5717

Dreyfus Worldwide Dollar Money Market Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

SSL-DOCS2 70128344v15

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Important Tax Information
23	Information About the Renewal of the Fund’s Management Agreement
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Worldwide Dollar
Money Market Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors reacted sharply to macroeconomic developments throughout the world over the reporting period.A sluggish U.S. economy, the ongoing financial crisis in Europe, and slowdowns in key emerging markets weighed on stocks and higher yielding bonds early in the reporting period, but aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China subsequently lifted longer-term markets.

In light of the easy monetary policies adopted by many countries, we expect the U.S. economic recovery to persist at subpar levels over the first half of 2012, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets. Nonetheless, the Federal Reserve Board has reiterated its intention to keep rates low at least through mid-2015, suggesting that substantially higher money market yields are unlikely anytime soon. As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Worldwide Dollar Money Market Fund produced a yield of 0.00%.Taking into account the effects of compounding, the fund also produced an effective yield of 0.00%.1

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic and foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

U.S. Economy Recovered Slowly

The reporting period began in the aftermath of steep market declines stemming from macroeconomic developments in the United States, Europe, and China. However, investor sentiment was soon bolstered by better U.S. economic data, including accelerating manufacturing activity and drops in the unemployment rate to 8.7% in November and 8.5% in December. Meanwhile, consumer confidence rose, contributing to a 4.1% annualized economic growth rate over the fourth quarter of 2011.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

The recovery appeared to gain traction in early 2012 when the unemployment rate slid to 8.3% amid a gain of 243,000 jobs in January and another 233,000 jobs in February. Despite a decrease to 120,000 new jobs in March, the unemployment rate inched lower to 8.2%. However, cuts in government spending dampened GDP growth to a 2.0% annualized rate over the first quarter of 2012.

The expansion appeared to moderate in April.The unemployment rate fell to 8.1%, but only 77,000 jobs were added. May brought another month of subpar job creation and an uptick in the unemployment rate to 8.2%. Moreover, the European debt crisis intensified when proposed austerity measures encountered political resistance. The manufacturing sector contracted in June for the first time in three years, but U.S. housing prices climbed for the first time in seven months. For the second quarter of 2012, U.S. economic growth slowed to a 1.3% annualized rate.

The economy added 181,000 jobs in July, but the unemployment rate rose to 8.3% as more people entered the workforce. Manufacturing activity contracted for the second straight month. August saw higher sales and prices in U.S. housing markets, an 8.1% unemployment rate, and higher personal income and expenditures. Corporate earnings proved healthier than expected, as a majority of companies met analysts’ earnings targets.

The economic recovery seemed to gain traction in September with the addition of 148,000 new jobs and a sharp drop in the unemployment rate to 7.8%, its lowest level since January 2009.The manufacturing sector rebounded after three months of modest declines, and the service sector posted its 33rd consecutive month of expansion. In the housing market, sales prices reached their highest levels in approximately five years. However, many economists, investors and business executives grew increasingly concerned that a gridlocked Congress might not reach agreement on ways to prevent automatic tax hikes and spending reductions scheduled for early 2013. It later was announced that the U.S. economy grew at a 2.0% annualized rate during the third quarter of 2012.

The unemployment rate ticked higher in October to 7.9% as more workers joined the labor force, and 184,000 private sector jobs were added during the month. Manufacturing activity increased at a faster rate in October than in September, and home prices posted modest gains, suggesting that the gradual U.S. economic recovery remained intact.

Rates Likely to Stay Low

As has been the case for some time, money market yields hovered near zero percent throughout the reporting period. In addition, yield differences along the market’s maturity spectrum remained relatively narrow, so it made little sense to incur the additional risks that longer-dated securities typically entail.

We maintained the fund’s weighted average maturity in a position that was roughly in line with market averages, and we focused on well-established issuers that historically have demonstrated good liquidity characteristics, including banks in Australia, Canada and Japan, but relatively few in Europe.

In August, the Federal Reserve Board announced additional measures to boost employment and stimulate growth, including an extension of Operation Twist, a new round of quantitative easing and the likelihood that short-term interest rates would remain near historical lows at least until mid-2015.Therefore, we currently intend to maintain the fund’s focus on quality and liquidity.

November 15, 2012

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate and asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Dollar Money Market Fund, Inc. from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

Expenses paid per $1,000†	$ 1.36
Ending value (after expenses)	$ 1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

Expenses paid per $1,000†	$ 1.37
Ending value (after expenses)	$ 1,023.78

† Expenses are equal to the fund’s annualized expense ratio of .27%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2012

	Principal
Negotiable Bank Certificates of Deposit—30.0%	Amount ($)		Value ($)
Bank of Nova Scotia (Yankee)
0.59%, 11/1/12	10,000,000	[a]	10,000,000
Branch Banking & Trust Co.
0.28%, 11/19/12	10,000,000		10,000,000
Credit Suisse New York (Yankee)
0.33%, 4/2/13	10,000,000		10,000,000
Mitsubishi Trust and Banking Corp. (Yankee)
0.36%, 12/20/12	10,000,000		10,000,543
Norinchukin Bank (Yankee)
0.27%, 1/23/13	10,000,000		10,000,000
Rabobank Nederland (Yankee)
0.29%, 11/6/12	10,000,000		10,000,000
State Street Bank and Trust Co.
0.20%, 12/14/12	10,000,000		10,000,000
Sumitomo Mitsui Banking Corporation (Yankee)
0.24%—0.25%, 1/16/13—1/22/13	10,000,000	[b]	10,000,000
Toronto Dominion Bank (Yankee)
0.20%, 1/11/13	10,000,000		10,000,000
Total Negotiable Bank Certificates of Deposit
(cost $90,000,543)			90,000,543

Commercial Paper—6.7%
General Electric Capital Corp.
0.32%, 1/30/13	10,000,000		9,992,000
Mizuho Funding LLC
0.25%, 1/16/13	10,000,000	[b]	9,994,722
Total Commercial Paper
(cost $19,986,722)			19,986,722

Asset-Backed Commercial Paper—18.3%
CHARTA
0.23%, 11/1/12	10,000,000	[b]	10,000,000
Collateralized Commercial
Paper Program Co., LLC
0.34%, 11/1/12	10,000,000		10,000,000

The Fund	7

STATEMENT OF INVESTMENTS (continued)

	Principal
Asset-Backed Commercial Paper (continued)	Amount ($)		Value ($)
FCAR Owner Trust, Ser. II
0.28%, 12/3/12	15,000,000		14,996,267
Metlife Short Term Funding LLC
0.18%, 1/25/13	10,000,000	[b]	9,995,750
Northern Pines Funding LLC
0.20%, 12/3/12	10,000,000		9,998,222
Total Asset-Backed Commercial Paper
(cost $54,990,239)			54,990,239

Time Deposits—3.3%
DnB Bank (Grand Cayman)
0.16%, 11/1/12
(cost $10,000,000)	10,000,000		10,000,000

Repurchase Agreements—41.4%
ABN AMRO Bank N.V.
0.25%, dated 10/31/12, due 11/1/12 in
the amount of $50,000,347 (fully collateralized
by $51,011,800 U.S. Treasury Notes, 0.25%,
due 4/30/14, value $51,000,067)	50,000,000		50,000,000
Barclays Capital, Inc.
0.30%, dated 10/31/12, due 11/1/12 in
the amount of $14,000,117 (fully collateralized
by $14,399,300 U.S. Treasury Notes, 0.50%,
due 7/31/17, value $14,280,059)	14,000,000		14,000,000

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)
Deutsche Bank Securities Inc.
0.32%, dated 10/31/12, due 11/1/12 in
the amount of $60,000,533 (fully collateralized
by $56,133,900 U.S. Treasury Inflation Protected
Securities, 0.13%, due 7/15/22,
value $61,200,045)	60,000,000	60,000,000
Total Repurchase Agreements
(cost $124,000,000)		124,000,000

Total Investments (cost $298,977,504)	99.7%	298,977,504

Cash and Receivables (Net)	.3%	1,033,582

Net Assets	100.0%	300,011,086

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2012, these securities amounted to $39,990,472 or 13.3% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Repurchase Agreements	41.4	Asset-Backed/Single Seller	3.3
Banking	36.7	Asset-Backed/Insurance	3.3
Asset-Backed/Banking	6.7	Finance	3.3
Asset-Backed/Multi-Seller Programs	5.0		99.7

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $124,000,000)—Note 1(b)	298,977,504	298,977,504
Cash		1,390,728
Interest receivable		33,447
Prepaid expenses		20,877
		300,422,556
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		63,538
Payable for shares of Common Stock redeemed		247,879
Accrued expenses		100,053
		411,470
Net Assets ($)		300,011,086
Composition of Net Assets ($):
Paid-in capital		300,056,388
Accumulated net realized gain (loss) on investments		(45,302)
Net Assets ($)		300,011,086
Shares Outstanding
(25 billion shares of $.001 par value Common Stock authorized)		300,056,388
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2012

Investment Income ($):
Interest Income	870,150
Expenses:
Management fee—Note 2(a)	1,657,813
Shareholder servicing costs—Note 2(b)	1,350,012
Professional fees	85,431
Custodian fees—Note 2(b)	72,778
Registration fees	35,460
Directors’ fees and expenses—Note 2	14,123
Miscellaneous	59,410
Total Expenses	3,275,027
Less—reduction in expenses due to undertaking—Note 2(a)	(2,401,557)
Less—reduction in fees due to earnings credits—Note 2(b)	(3,331)
Net Expenses	870,139
Investment Income—Net	11
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	205
Net Increase in Net Assets Resulting from Operations	216

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	11	16
Net realized gain (loss) on investments	205	42,651
Net Increase (Decrease) in Net Assets
Resulting from Operations	216	42,667
Dividends to Shareholders from ($):
Investment income—net	(11)	(16)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	119,223,761	166,490,620
Dividends reinvested	11	16
Cost of shares redeemed	(187,791,952)	(331,950,433)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(68,568,180)	(165,459,797)
Total Increase (Decrease) in Net Assets	(68,567,975)	(165,417,146)
Net Assets ($):
Beginning of Period	368,579,061	533,996,207
End of Period	300,011,086	368,579,061

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended October 31,
	2012		2011		2010		2009		2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.004		.029
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.004)		(.029)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.40	[c]	2.91
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99		1.00		.93		.87		.79
Ratio of net expenses
to average net assets	.26		.25		.30		.68		.76
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.41		2.88
Net Assets, end of period ($ x 1,000)	300,011		368,579		533,996		596,939		670,943

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
c	If payment pursuant to a Capital Support Agreement was not made, total return would have been (2.61%).
See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the fund’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	15

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	298,977,504
Level 3—Significant Unobservable Inputs	—
Total	298,977,504
† See Statement of Investments for additional detailed categorizations.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securi-

ties falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover of $45,302 is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were all ordinary income.

At October 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken until October 31, 2012 to reduce the management fee paid by the fund, if the fund’s aggregate expenses (exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceeded an annual rate of .75% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $786,444 during the period ended October 31, 2012.

The Manager has also undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,615,113 during the period ended October 31, 2012.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2012, the fund was charged $715,083 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $470,043 for transfer agency services and $7,348 for cash management services. Cash management fees were partially offset by earnings credits of $858.These fees are included in Shareholder servicing costs in the Statement of Operations.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2012, the fund was charged $72,778 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,467.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Subsequent to May 29, 2012,The Bank of NewYork Mellon has continued to provide shareholder redemption draft processing services. During the period ended October 31, 2012, the fund was charged $30,776 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,006.

During the period ended October 31, 2012, the fund was charged $8,517 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $127,674, custodian fees $18,000, Chief Compliance Officer fees $2,654 and transfer agency fees $72,000, which are offset against an expense reimbursement currently in effect in the amount of $156,790.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Worldwide Dollar Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Worldwide Dollar Money Market Fund, Inc., including the statement of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Dollar Money Market Fund, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

The Fund	21

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 95.68% of ordinary income dividends paid during the fiscal year ended October 31, 2012 as qualifying interest related dividends.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund	23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was at the Expense Group median and below the Expense Universe median and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar

Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ prof-itability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized

The Fund	25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	27

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since March 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	31

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,212 in 2011 and $30,857 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2011 and $6,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $  0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,742 in 2011 and $3,538 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $135 in 2011 and $2,267 in 2012. [These services consisted of a review of the Registrant's anti-money laundering program].

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The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,299,198 in 2011 and $47,346,640 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

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Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Worldwide Dollar Money Market Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	December 19, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)